UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☐	Soliciting Materials Pursuant to § 240.14a-12
EMERSON ELECTRIC CO.
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EMERSON ELECTRIC CO. 8027 FORSYTH BLVD. ST. LOUIS, MO 63105 Your Vote Counts! EMERSON ELECTRIC CO. 2026 Annual Meeting Vote by February 2, 2026 11:59 PM ET. For shares held in a Plan, vote by January 29, 2026 11:59 PM ET. V81288-P40330-Z91448 You invested in EMERSON ELECTRIC CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 3, 2026. Only shareholders of record at the close of business on November 25, 2025 will be entitled to vote at the meeting. Get informed before you vote View the Notice, Proxy Statement, Form of proxy and our Annual Report to Shareholders, including our Annual Report on Form 10-K, for the fiscal year ended September 30, 2025 online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 20, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* February 3, 2026 10:00 A.M., CST Virtually at: www.virtualshareholdermeeting.com/EMR2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting and the related proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Board Recommends
1. ELECTION OF DIRECTORS FOR TERMS ENDING IN 2029 Nominees: 1a. Martin S. Craighead For 1b. Gloria A. Flach For 1c. Matthew S. Levatich For 2. Approval, by non-binding advisory vote, of Emerson Electric Co. executive compensation. For 3. Ratification of Independent Registered Public Accounting Firm. For 4. Approval of the Amendment to Restated Articles of Incorporation to Declassify the Company’s Board of Directors. For To act upon such further business as may properly come before the meeting, or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V81289-P40330-Z91448